Exhibit 99.2

UNITED STATES DISTRICT COURT FOR THE
SOUTHERN DISTRICT OF NEW YORK
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)
SECURITIES AND EXCHANGE COMMISSION,	)
)
Plaintiff,	)
v.	)
)
DORAL FINANCIAL CORPORATION,	)
	)	06 Civ.
Defendant.	)
)
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CONSENT OF DORAL FINANCIAL CORPORATION
     1. Defendant Doral Financial Corporation (“Doral Financial”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over it and over the subject matter of this action.
     2. Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Doral Financial admits), Doral Financial hereby consents to the entry of the final judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:
(a)	permanently restrains and enjoins Doral Financial from violations of Section 17(a) of the Securities Act of 1933 (“Securities Act”) [15 U.S.C. § 77q(a)] and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities

Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. §§ 78j(b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 10b-5, 12b-20, 13a-1 and 13a-13 [17 C.F.R. §§ 240.10b-5, 240.12b-20, 240.13a-1 and 240.13a-13], promulgated thereunder;
(b)	orders Doral Financial to pay disgorgement in the amount of $1; and

(c)	orders Doral Financial to pay a civil penalty in the amount of $25,000,000, pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)].
     3. Doral Financial acknowledges that the civil penalty paid pursuant to the Final Judgment may be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, the civil penalty shall be treated as a penalty paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Doral Financial agrees that it shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Doral Financial’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Doral Financial’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Doral Financial agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this action. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Doral Financial by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.
     4. Doral Financial agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Doral Financial pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. Doral Financial further agrees that it shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that Doral Financial pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.
     5. Doral Financial waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
     6. Doral Financial waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.
     7. Doral Financial enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Doral Financial to enter into this Consent.
     8. Doral Financial agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.
     9. Doral Financial will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.
     10. Doral Financial waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Doral Financial of its terms and conditions. Doral Financial further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Doral Financial has received and read a copy of the Final Judgment.
     11. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Doral Financial in this civil proceeding. Doral Financial acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Doral Financial waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Doral Financial further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization.

This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Doral Financial understands that it shall not be permitted to contest the factual allegations of the complaint in this action.
     12. Doral Financial understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, Doral Financial agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Doral Financial hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Doral Financial breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Doral Financial’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.
     13. Doral Financial hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Doral Financial to defend against this action. For these purposes, Doral Financial agrees that Doral Financial is not the prevailing party in this action since the parties have reached a good faith settlement.
     14. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Doral Financial (i) agrees to use its best efforts to encourage its officers, directors and employees to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints Doral Financial’s undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Doral Financial’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Doral Financial in any United States District Court for purposes of enforcing any such subpoena.
     15. Doral Financial agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.
     16. Doral Financial agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Dated: 09/13/06
/s/ Glen Wakeman
Doral Financial Corporation

	By:	/s/ Glen Wakeman
		Name:	Glen Wakeman
		Title: Address:	Chief Executive Officer 1451 F.D. Roosevelt Avenue San Juan, P.R. 00920

     On September 13, 2006, Glenn Wakeman, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of Doral Financial Corporation as its Chief Executive Officer.

#392
/s/ Miguel A. Eliza Rivera
Notary Public
Commission expires: for life
[Seal of Miguel A. Eliza Rivera]

Approved as to form:

/s/ David E. Brodsky
David E. Brodsky
Breon S. Peace

Cleary Gottlieb
One Liberty Plaza
New York, NY 10006
Tel: (212) 225-2000
Fax: (212) 225-3999
Attorney for Defendant
Doral Financial Corporation

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